Exhibit 99.1

Scotia Pacific Company LLC
Timber Collateralized Notes due 2028

Monthly Noteholder Certificate

Terms used but not defined herein have the meanings set forth in the Indenture governing the Timber Notes. This Monthly Noteholder Certificate is delivered pursuant to Section 4.6 of the Indenture.

I.	The following summarizes the Collection Account Disbursement on February 22, 2005 pursuant to the Indenture:

		Total
A.	Payment of Expenses

1.	Amount Transferred to Expense Reserve	$2,185,711.82

2.	Payment of Trustee’s, Collateral Agent’s and Liquidity Providers’ Expenses	$0.00

B.	Line of Credit or Liquidity Account

3.	Payment of interest and principal on Advances under Line of Credit Agreement	$2,190,017.64

4.	Transfer from Liquidity Account to Collection Account	$0.00

5.	Required Liquidity Amount as of close of business on February 22, 2005	$55,936,171.28

6.	Amount on deposit in the Liquidity Account as of close of business on February 22, 2005	$0.00

7.	Amount available under Line of Credit Agreement as of close of business on February 22, 2005	$12,149,543.36

8.	Amount of outstanding Advances under Line of Credit Agreement as of close of business on February 22, 2005	$43,786,627.92

		Total
C.	Transfers to Payment Account, Liquidity Account or Expense Reserve

9.	Transfer to Payment Account Re: Monthly Deposit Amount [1]	$0.00

10.	Targeted Monthly Deposit Amount multiplied by Reinvestment Factor less, to the extent applicable, the Premium Provision Refundable Amount	$4,795,221.51

11.	Shortfall, if any, in the Monthly Deposit Amount (No. (10) - (9))	$4,795,221.51

12.	Transfer to Payment Account Re: Payments of interest and principal under Line of Credit Agreement following a Termination Advance [1]	$0.00

13.	Transfer to Liquidity Account (following a Termination Advance under Line of Credit Agreement)	$0.00

14.	Transfer to Payment Account Re: Premium Provision [1]	$0.00

15.	Additional transfer to Expense Reserve	$0.00

16.	Transfer to Payment Account re: excess of Base Monthly Deposit Amount over Targeted Monthly Deposit Amount	$0.00

17.	Additional Transfers to Payment Account [2]	$0.00

D.	Additional Payments to Liquidity Providers

18.	Payments of Additional Liquidity Provider Fees and/or Supplemental Liquidity Provider Interest to Liquidity Providers	$0.00

[1]	Amounts in Nos. (9), (12), (14) and (16) are the lesser of the amount computed pursuant to the relevant formula or agreement and available cash. In the case of No. (9), any shortfall is set forth in No. (11). In the case of Nos. (12), (14), and (16) the amount of the shortfall was $0.00, $0.00 and $0.00 respectively.

[2]	Consists of voluntary transfer of $0.00.

		Total
E.	Scheduled Amortization Reserve Account

19.	Transfer to Scheduled Amortization Reserve Account	$0.00

20.	Required Scheduled Amortization Reserve Balance as of close of business on February 22, 2005	$118,433,000.00

21.	Amount on deposit in the Scheduled Amortization Reserve Account as of close of business on February 22, 2005	$77,613,534.41

22.	Amount available under Scheduled Amortization Line of Credit Agreement as of close of business on February 22, 2005	$0.00

23.	Amount of outstanding Scheduled Amortization Advances under Scheduled Line of Credit Agreement on February 22, 2005	$0.00

F.	Transfer to Issuer

24.	Release to Issuer	$0.00

II.	Principal Balance of Timber Notes and Certain Additional Data With Respect to Amounts on Deposit in the Payment Account as of the close of business on the Monthly Deposit Date

			Per $1,000
			of original
			principal
		Total	amount
A.	Principal Balance

1.	Principal Balance of Timber Notes

	Class A-1 Timber Notes	$44,588,099.00	$277.46

	Class A-2 Timber Notes	$243,200,000.00	$1,000.00

	Class A-3 Timber Notes	$463,348,000.00	$1,000.00

	Total Principal Balance of Timber Notes	$751,136,099.00	N/A

2.	Principal Balance if Timber Notes were paid in accordance with Scheduled Amortization

	Class A-1 Timber Notes	$44,588,099.00	$277.46

	Class A-2 Timber Notes	$243,200,000.00	$1,000.00

	Class A-3 Timber Notes	$463,348,000.00	$1,000.00

	Total Principal Balance if Timber Notes were paid in accordance with Scheduled Amortization	$751,136,099.00	N/A

3.	Amount of Amortization, if any, ahead of (or behind) Scheduled Amortization (No. (1) - (2), or (2) - (1) ) for each Class of Timber Notes

	Class A-1 Timber Notes	$0.00	$0.00

	Class A-2 Timber Notes	$0.00	$0.00

	Class A-3 Timber Notes	$0.00	$0.00

	Total Amount of Amortization, if any, ahead of (or behind) Scheduled Amortization	$0.00	N/A

B.	Certain Additional Data with Respect to Amounts on Deposit in the Payment Account

Investors should note that funds are applied from the Payment Account at six month intervals, on each Note Payment Date. The following data reflects certain information with respect to amounts on deposit in the Payment Account as of the close of business on the Monthly Deposit Date to which this Monthly Noteholder Certificate relates. Actual allocations of amounts in the Payment Account to principal, interest and premium will be made only on the next Note Payment Date. Accordingly, the following data does not necessarily represent, nor is it intended to represent, the actual allocations to principal, interest and premium, or the actual amounts which will be paid, on the next Note Payment Date.

INVESTORS SHOULD ALSO NOTE THAT THE FOLLOWING DATA IS NOT INTENDED TO REFLECT, AND DOES NOT REFLECT, THE PRIORITY OF PAYMENTS ON THE NEXT NOTE PAYMENT DATE. THE PRIORITY OF PAYMENTS ON THE NEXT NOTE PAYMENT DATE IS EXPECTED TO BE AS FOLLOWS:[3] (I) INTEREST (EXCLUDING INTEREST ON PREMIUMS) ON THE TIMBER NOTES, (II) MINIMUM PRINCIPAL AMORTIZATION AMOUNT ON THE CLASS A-1 TIMBER NOTES, (III) DEPLETION AMORTIZATION AMOUNT TO BE PAID ON THE CLASS A-1 TIMBER NOTES, (IV) INTEREST ON PREMIUMS, (V) PREPAYMENT PREMIUMS AND/OR DEFICIENCY PREMIUMS AND (VI) SCHEDULED AMORTIZATION AMOUNT TO BE PAID ON THE CLASS A-1 TIMBER NOTES. TO THE EXTENT THAT THE FUNDS AVAILABLE IN THE PAYMENT ACCOUNT ARE INSUFFICIENT TO PAY IN FULL THE SCHEDULED AMORTIZATION AMOUNT ON THE NEXT NOTE PAYMENT DATE, THE REMAINDER OF SUCH SCHEDULED AMORTIZATION AMOUNT IS EXPECTED TO BE PAID FROM THE SCHEDULED AMORTIZATION RESERVE ACCOUNT.

[3]	If a Line of Credit Acceleration has occurred or an Acceleration Event under the Line of Credit exists on the Note Payment Date, all amounts owing to the Liquidity Providers (other than any Additional Liquidity Provider Fees and any Supplemental Liquidity Provider Interest) must be paid in full from the Payment Account before any other amounts may be paid from the Payment Account. In addition, if there has been a Termination Advance under a Line of Credit that has not been replaced, accrued interest and certain principal payments in respect of outstanding Advances under the Line of Credit will be paid from the Payment Account. No circumstance currently exists which would require any payments to the Liquidity Providers from the Payment Account, and the Issuer does not believe that such circumstances will exist, on the next Note Payment Date. Accordingly, the following information under this Section B is prepared on the assumption that no such circumstance will exist on the next Note Payment Date.

			Per $1,000
			of original
			principal
		Total	amount
4.	Payment Account Balance	$0.00	N/A

5.	Accrued Interest (excluding interest on Premiums) to Monthly Deposit Date

	Class A-1 Timber Notes	$243,376.71	$1.51

	Class A-2 Timber Notes	$1,440,960.00	$5.93

	Class A-3 Timber Notes	$2,977,010.90	$6.43

6.	Accrued Interest on Premium to Monthly Deposit Date

	Class A-1 Timber Notes	$0.00	$0.00

	Class A-2 Timber Notes	$0.00	$0.00

	Class A-3 Timber Notes	$0.00	$0.00

7.	Accrued Prepayment, Non-Registration and/or Deficiency Premiums to Monthly Deposit Date	$0.00	N/A

	The accrued Premiums, if any, consist of the following:

	Non-Registration Premiums:

	Class A-1 Timber Notes	$0.00	$0.00

	Class A-2 Timber Notes	$0.00	$0.00

	Class A-3 Timber Notes	$0.00	$0.00

8.	Amount Deposited to Payment Account since last Note Payment Date in respect of Prepayment Premium Provision less any Prepayment Provision Refundable Amounts since last Note Payment Date	$0.00	N/A

			Per $1,000
			of original
			principal
		Total	amount
9.	Excess of Payment Account Balance over total of amounts in Nos. (5) through (8) (or Deficiency)	$(4,661,347.61)	N/A

10.	Aggregate Minimum Principal Amortization Amount for next Note Payment Date	$0.00	N/A

11.	Excess of Payment Account Balance over total of amounts in Nos. (5) through (8) and (10) (or Deficiency)	$(4,661,347.61)	N/A

12.	Aggregate Scheduled Amortization Amount expected to be paid on the next Note Payment Date from the Payment Account and/or the Scheduled Amortization Reserve Account	$8,014,609.00	N/A

III.	Prevailing SBE Price Data for the Monthly Period preceding the Monthly Deposit Date

Old Growth Redwood			$739/Mbf

Young Growth Redwood			$689/Mbf

Old Growth Douglas Fir			$349/Mbf

Young Growth Douglas Fir			$329/Mbf
Whitewoods			$119/Mbf

Note:	Assumes an average size-quality category of 2.0 for old growth and 3.0 for young growth and the following harvest method percentages: Cat - 35%; Yarder/Skyline -60%; and Helicopter -5%